                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      September 28, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

        Delaware                     001-13403                 84-1032638
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(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)           Identification No.)

      4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
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              (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                           ---------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On September  28, 2005,  American  Italian  Pasta  Company (the  "Company")
entered into a letter agreement with Alvarez & Marsal, LLC ("A&M"), a management consulting  firm.  Under the terms of the letter  agreement,  James  Fogarty,  a managing  director  of A&M,  will  serve as  co-chief  executive  officer of the
Company and additional A&M personnel (the  "Additional  Personnel") will provide services at the Company's request. Mr. Fogarty and the Additional Personnel will evaluate the Company's business,  make  recommendations to improve its operating and financial performance and assist in the execution of these  recommendations.
At the end of a 90 to 120 day review period (the "Phase One  Review"),  A&M will present its findings to the Company's board of directors.

     The Company will pay A&M $600 per hour for the services of Mr. Fogarty, and hourly  rates  ranging  from  $200 to $500 for the  services  of the  Additional
Personnel.  The Company will also  compensate A&M for  reasonable  out-of-pocket
expenses.   In  addition,   A&M  will  be  entitled  to  receive,  as  incentive
compensation,  (i) up to $2  million  upon  satisfactory  completion  of certain enumerated financial targets and (ii) warrants to purchase 472,671 shares of the
Company's  stock at the "current  market  price," as defined in Item 3.02 below.
The warrants will vest upon completion of the Phase One Review.

     The Company will pay A&M a retainer fee of $500,000, to be credited against amounts due at termination of the engagement and returned upon the  satisfaction of all obligations under the letter agreement.

     The letter  agreement  may be terminated by either party without cause upon thirty days prior written  notice.  If, prior to the completion of the Phase One
Review,  the  Company  terminates  the  letter  agreement  without  cause or A&M terminates the letter  agreement for good reason,  or if the Company  terminates the letter  agreement for cause at any time, the Company will be relieved of all of its  payment  obligations  thereunder,  except  for the  payment  of fees and expenses  incurred  by A&M  through  the  effective  date  of  termination,  the maintenance of director and officer liability  insurance for two years following termination,  and the  obligation  to indemnify  A&M against  certain  claims or losses arising out of its performance of services for the Company. If, following the Phase One Review,  the Company terminates the letter agreement without cause or A&M  terminates  the  letter  agreement  for good  reason,  A&M will  also be entitled  to  retain  the  warrants  and  to  receive,  upon  completion  of the enumerated financial targets discussed above, either (i) a pro rata share of the
$2 million incentive compensation (if termination occurs prior to June 30, 2006)
or (ii) the $2 million incentive  compensation (if termination occurs after June
30, 2006).

     A copy of the letter  agreement is hereby  incorporated  by  reference  and attached hereto as Exhibit 10.1.

Item 2.02  Results of Operations and Financial Condition.

     On September 29, 2005, the Company issued a press release  relating in part to its cash flow and certain  costs  incurred  during the fiscal  quarter  ended
September  30,  2005.  A copy of the press  release  is hereby  incorporated  by reference and attached hereto as Exhibit 99.1.

Item 3.02  Unregistered Sales of Equity Securities.

     As  part  of the  incentive  compensation  that  may be  payable  to A&M as described in Item 1.01,  the Company has agreed to grant to A&M  warrants  (with customary  anti-dilution  provisions) to purchase,  at the current market price,
472,671 shares of the Company's common stock.  For these purposes,  the "current market  price" is equal to the  forty-six  trading  day  average  of the  period beginning five trading days prior to the first public  announcement or report of the  engagement  of A&M and  including all trading days until forty trading days after such announcement or report. The warrants will vest upon completion of the
Phase One Review (as defined in Item 1.01  above),  and will expire on September
28, 2010.

     The warrants  will be issued by the Company in reliance  upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

     On  September  28,  2005,  the Company  appointed  James  Fogarty of A&M as co-chief  executive  officer of the  Company,  pursuant to the letter  agreement described in Item 1.01 above.

     Mr. Fogarty joined A&M in 1994 and currently serves as a managing director.
He has worked in a variety of management  and advisory  service roles in several industries, most recently serving as the chief financial officer of Levi Strauss
& Co. Prior to Levi Strauss & Co., he served as senior vice  president and chief financial officer of The Warnaco Group.

     There are no family  relationships  between Mr. Fogarty and any director or executive  officer  of the  Company.  Under  the terms of the  letter  agreement described in Item 1.01 above, Mr. Fogarty will continue to be employed by A&M as a managing director and, while rendering services to the Company,  will continue to work with A&M personnel in connection with the internal governance of A&M.

     On September 29, 2005,  the Company  issued a press release  announcing the appointment of Mr. Fogarty.  A copy of the press release is hereby  incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

          (c)  Exhibits.

          10.1 Letter  agreement  between the Company and Alvarez & Marsal,  LLC dated September 28, 2005.

          99.1 Press release dated September 29, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: October 4, 2005             AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ George D. Shadid
                                          --------------------------------------
                                            George D. Shadid
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

     10.1           Letter  Agreement  between the Company and Alvarez & Marsal,
                    LLC dated September 28, 2005.

     99.1           Press release dated September 29, 2005.